["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment]

                                                                   EXHIBIT 10.16

                            V.I. TECHNOLOGIES, INC.
                               PALL CORPORATION
                        ------------------------------

                           STOCK PURCHASE AGREEMENT

                        ------------------------------



                               FEBRUARY 19, 1998

                               Table of Contents
                               -----------------

                                                                       Page
Section                                                                 No.
-------                                                                ----
   Glossary of Defined Terms..........................................   i

1.   Sale and Purchase................................................   1
2.   The Closings.....................................................   3
3.   Representations and Warranties of Vitex..........................   5
     (a)     Organization; Good Standing..............................   5
     (b)     Subsidiaries.............................................   5
     (c)     Capitalization...........................................   6
     (d)     No Defaults or Violations................................   6
     (e)     Key Agreements and Instruments...........................   6
     (f)     Governmental Filings and Authorizations..................   7
     (g)     Authorization and Enforceability of Agreements...........   7
     (h)     Authorization and Reservation of Shares..................   8
     (i)     Consents and Approvals...................................   8
     (j)     Effect of Agreements on Business and Commitments of Vitex   8
     (k)     Litigation...............................................   8
     (l)     Reports and Financial Statements.........................   9
     (m)     Liabilities..............................................   9
     (n)     Employees................................................   9
     (o)     Employee Benefit Plans...................................  10
     (p)     Patents, Licenses, etc...................................  11
     (q)     Taxes....................................................  11
     (r)     Properties...............................................  12
     (s)     Condition of Properties..................................  12
     (t)     Insurance................................................  12
     (u)     No Material Transaction or Material Adverse Effect.......  12
     (v)     Transactions with Related Parties........................  12
     (w)     Registration Rights......................................  13
     (x)     Private Offering.........................................  13
     (y)     Brokerage................................................  13
     (z)     Illegal or Unauthorized Payments; Political Contributions  13
     (aa)    Material Facts...........................................  13
4.   Covenants of Vitex...............................................  14
     (a)     Board Representation.....................................  14
     (b)     Financial and Business Information.......................  14
             (i)     Interim Statements...............................  14
             (ii)    Annual Statements................................  14
             (iii)   Audit Reports....................................  15
             (iv)    Other Reports....................................  15

             (v)     Progress Reports.................................  15
             (vi)    Requested Information............................  15
     (c)     Inspection...............................................  15
     (d)     Conduct of Business and Maintenance of Existence.........  15
     (e)     Insurance................................................  16
     (f)     Keeping of Books.........................................  16
     (g)     Lost, etc. Certificates Evidencing Shares; Exchange .....  16
     (h)     Commencement and Termination of Covenants................  16
     (i)     Form D Filing............................................  16
     (j)     Registration of Shares...................................  16
     (k)     Reservation of Shares....................................  16
5.   Representations, Warranties and Covenants of Pall;
       Additional Covenants of Vitex..................................  17
     (a)    General...................................................  17
     (b)    Disclosure of Non-Public Information......................  18
     (c)    Securities Act Matters....................................  18
     (d)    No Intention of Board to Pay Dividends....................  18
     (e)    Hart-Scott Act Compliance.................................  18
     (f)    Consents and Approvals....................................  18
     (g)    Black-Out Period..........................................  19
     (h)    Standstill Agreement......................................  19
6.   Conditions to Closings...........................................  22
     (a)    Conditions to Pall's Obligations..........................  22
            (i)      Representations and Warranties...................  22
            (ii)     Compliance with Agreements.......................  22
            (iii)    No Legislation or Injunction.....................  22
            (iv)     No Material Adverse Effect.......................  22
            (v)      Consents and Approvals...........................  22
            (vi)     Officers' Certificate............................  23
            (vii)    Opinion of Counsel...............................  23
            (viii)   Secretary's Certificate..........................  23
            (ix)     Approval of Proceedings..........................  23
            (x)      Other Agreements.................................  23
            (xi)     Recent Financial Statements......................  24
            (xii)    Antitrust Approvals..............................  24
            (xiii)   Director Designee................................  24
     (b)    Conditions to Vitex's Obligations.........................  24
            (i)      No Legislation or Injunction.....................  24
            (ii)     Consents and Approvals...........................  24
            (iii)    Officer's Certificate............................  24
            (iv)     Antitrust Approvals..............................  25
            (v)      Secretary's Certificate..........................  25
            (vi)     Approval of Proceedings..........................  25

            (vii)    Other Agreements.................................  25
7.   Expenses.........................................................  25
8.   Notices..........................................................  26
9.   Parties; Assignment..............................................  27
10.  Survival of Provisions...........................................  27
11.  Amendment and Modification.......................................  27
12.  Further Assurances...............................................  27
13.  Waiver of Breach.................................................  27
14.  Remedies.........................................................  27
15.  Entire Agreement.................................................  28
16.  Severability.....................................................  28
17.  Counterparts.....................................................  28
18.  Governing Law; Consent to Jurisdiction...........................  28

Exhibit A      Form of First Stockholders' Agreement
Exhibit B      Form of Second Stockholders' Agreement
Exhibit C      Form of Registration Rights Agreement
Exhibit D      Form of Opinion of Gibbons, Del Deo, Dolan, Griffinger &
               Vecchione, P.C.

                                     -iii

                           Stock Purchase Agreement
                           Glossary of Defined Terms

--------------------------------------------------------------------------------
                                                           Section or Location
                     Term                                      in Agreement
                     ----                                  --------------------
-----------------------------------------------  -------------------------------
Affiliate......................................              5(h)(v)
Agreements.....................................              3(f)
Average Market Price...........................              1(b)
Benefit Arrangement............................              3(o)
Blood Center Amendment.........................              Preamble
Board..........................................              4(a)
Commission.....................................              3(1)
Common Stock...................................              Preamble
Closing........................................              2(g)
Closing Date...................................              2(g)
Closings.......................................              2(g)
Commitments....................................              3(j)
Disclosure Letter..............................              3 (first paragraph)
Exchange Act...................................              5(h)(i)
FDA............................................              2(e)
Fifth Closing..................................              2(e)
First Stockholders' Agreement..................              Preamble
Fourth Closing.................................              2(d)
GAAP...........................................              3(1)
Hart-Scott Act.................................              3(f)
Initial Closing................................              2(a)
Intellectual Property..........................              3(p)
IND............................................              2(b)
IPO............................................              1(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           Section or Location
                     Term                                      in Agreement
                     ----                                  --------------------
----------------------------------------------   -------------------------------
IPO Closing....................................              2(f)
IPO Closing Date...............................              1(b)
Joint Development Agreement....................              Preamble
Key Agreements and Instruments.................              3(d)
Letter of Intent...............................              Preamble
Market Prices..................................              1(b)
Material Adverse Effect........................              3(a)
Nasdaq.........................................              1(b)
Non-Public Information.........................              5(b)
Other Securities...............................              5(h)(i)
Person.........................................              3(i)
Prohibited Securities..........................              5(h)(ii)
Qualified Director.............................              4(a)
Registration Rights Agreement..................              Preamble
Second Closing.................................              2(b)
Second Stockholders' Agreement.................              Preamble
Securities Act.................................              3(1)
Shares.........................................              1(g)
Subsidiaries...................................              3(b)
System.........................................              2(b)
Third Closing..................................              2(c)
13D Group......................................              5(h)(v)
Underwriters' IPO Closing......................              2(f)
Voting Power...................................              5(h)(i)
--------------------------------------------------------------------------------

                           _________________________

                            STOCK PURCHASE AGREEMENT
                           _________________________

                                                                      Page
Section                                                                No.
-------                                                               ----

     This Stock Purchase Agreement is dated as of February 19, 1998, by and between V.I. Technologies, Inc., a Delaware corporation ("Vitex"), and Pall Corporation, a New York corporation ("Pall").

     WHEREAS, in a letter dated and signed by Pall on November 3, 1997, and signed by Vitex on November 5, 1997 (the "Letter of Intent"), Pall confirmed its intention to acquire an equity position in Vitex and enter into an operating agreement with Vitex to develop and market systems which utilize Vitex's proprietary compounds to inactivate viruses and other pathogens in red blood cells and platelets; and

     WHEREAS, prior to or concurrently with the execution and delivery of this Agreement, (i) Pall and Vitex are executing and delivering a Joint Development, Marketing and Distribution Agreement (the "Joint Development Agreement"), (ii) Pall and certain stockholders of Vitex are executing and delivering a Stockholders' Agreement in the form of Exhibit A hereto (the "First Stockholders' Agreement") and a Second Stockholders' Agreement in the form of Exhibit B hereto (the "Second Stockholders' Agreement"), (iii) Pall, Vitex and certain stockholders of Vitex are executing and delivering a Registration Rights Agreement in the form of Exhibit C hereto (the "Registration Rights Agreement"), and (iv) The New York Blood Center, Inc. and Vitex have executed an Amendment to Exclusive License Agreement (#5) for Virally Inactivated Cellular Products (the "Blood Center Amendment"); and

     WHEREAS, Pall wishes to purchase, and Vitex wishes to sell, shares of the common stock, par value $0.01 per share, of Vitex (the "Common Stock") as proposed in the Letter of Intent and as provided in this Agreement;

     NOW, THEREFORE, to effect such purchase and sale and in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound by this Agreement, Vitex and Pall agree as follows:

     1.   Sale and Purchase.  Subject to the conditions set forth herein, Vitex
          -----------------
agrees to issue and sell to Pall, and Pall agrees to purchase from Vitex, shares of Common Stock as follows:

          (a) At the Initial Closing (as defined in paragraph 2(a) of this Agreement), Vitex will issue to Pall 1,333,333 shares of Common Stock for an aggregate purchase price of $4 million;

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment]

                                                                       Page
Section                                                                 No.
-------                                                                ----

          (b) At the Second Closing (as defined in paragraph 2(b) of this Agreement), Vitex will issue to Pall ******** shares of Common Stock for an aggregate purchase price of ********; provided that if the Second Closing occurs on or after the closing date (the "IPO Closing Date") of the initial underwritten public offering by Vitex of its Common Stock (the "IPO"), the number of shares of Common Stock to be issued under this paragraph 1(b) shall be obtained by dividing ******** by the "Average Market Price" on the date of the Second Closing. For purposes of this Agreement, (i) the Average Market Price on any date shall be the average of the "Market Prices" for the twenty trading days immediately preceding such date, (ii) a trading day shall be a day on which the New York Stock Exchange is open for business, and (iii) Market Price on any date shall be the following: (A) if the Common Stock is listed or admitted for trading on one or more United States national securities exchanges, the closing price on such date for the Common Stock on the principal exchange in the United States on which the Common Stock is listed; (B) if the Common Stock is not listed or admitted for trading on any United States national securities exchange, the closing price on such date for the Common Stock on the Nasdaq National or Nasdaq Small-Cap Market ("Nasdaq"); (C) if the Common Stock is not listed or admitted for trading on a United States national securities exchange or on Nasdaq, the average of the reported bid and asked prices on such date in the over-the-counter market as furnished by the Nasdaq Bulletin Board or (if such prices were not furnished by the Nasdaq Bulletin Board) as furnished by the National Quotation Bureau, Inc. or (if such firm is not then engaged in the business of reporting such prices) as furnished by any member of the National Association of Securities Dealers, Inc. selected jointly and in good faith by Pall and Vitex; or (D) if the Common Stock is not publicly traded, the fair market value thereof determined jointly and in good faith by Pall and Vitex; provided that if Pall and Vitex are unable to reach agreement as to fair market value within a reasonable period of time, the fair market value shall be determined in good faith by an independent investment banking firm selected jointly and in good faith by Pall and Vitex or, if Pall and Vitex are unable to reach agreement as to that selection, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules; and provided further, that if any but not all of the trading days used to compute Average Market Price are on or after the IPO Closing Date, the Market Price on any date preceding the IPO Closing Date shall be the purchase price per share for which the Common Stock is sold in the IPO, less underwriters' discounts and commissions.

          (c) At the Third Closing (as defined in paragraph 2(c) of this Agreement), Vitex will issue to Pall ******** shares of Common Stock for an aggregate purchase price of ******** *******, provided that if the Third Closing occurs on or after the IPO Closing Date, the number of shares of Common Stock to be issued under this paragraph 1(c) shall be obtained by dividing ******** by the Average Market Price;

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment]

                                                                       Page
Section                                                                 No.
-------                                                                ----

          (d) At the Fourth Closing (as defined in paragraph 2(d) of this Agreement), Vitex will issue to Pall ******** shares of Common Stock for an aggregate purchase price of ********, provided that if the Fourth Closing Date occurs on or after the IPO Closing Date, the number of shares of Common Stock to be issued under this paragraph 1(d) shall be obtained by dividing ******** by the Average Market Price;

          (e) At the Fifth Closing (as defined in paragraph 2(e) of this Agreement), Vitex will issue to Pall ******** shares of Common Stock for an aggregate purchase price of ********, provided that if the Fifth
     Closing Date occurs on or after the IPO Closing Date, the number of shares of Common Stock to be issued under this paragraph 1(e) shall be obtained by dividing ******** by the Average Market Price;

          (f) At the IPO Closing (as defined in paragraph 2(f) of this Agreement), Pall will pay to Vitex $5 million, in consideration for which Vitex will issue to Pall a number of shares of Common Stock obtained by dividing 5,000,000 by the purchase price per share for which the Common Stock is sold in the IPO, less underwriters' discounts and commissions.

          (g) All shares of Common Stock issued by Vitex to Pall pursuant to this Agreement are hereinafter referred to collectively as the "Shares."

     2.   The Closings.
          ------------

          (a) The closing of the purchase and sale of the Shares pursuant to paragraph 1(a) of this Agreement (the "Initial Closing") shall occur on February 19, 1998, or such other date as may be agreed upon by Pall and Vitex. At the Initial Closing, Pall will pay Vitex $4 million less any payments previously made by Pall to Vitex pursuant to Section 4A of the Letter of Intent, in immediately available funds to such account as Vitex shall designate, against delivery to Pall of a certificate for 1,333,333 Shares. Upon making such payment, Pall shall have no further obligation to make payments under Section 4A of the Letter of Intent.

          (b) The closing of the purchase and sale of the Shares pursuant to paragraph 1(b) of this Agreement (the "Second Closing") shall occur on such date as may be agreed upon by Pall and Vitex; provided that without the written consent of both Pall and Vitex, but subject to Section 6 of this Agreement, the Second Closing shall occur on the tenth business day after the date on which the ****** *** ******* ** ******* * ** *** *****
     *********** ********** ** ***** **** ** ***** ** * ******** *************
     *** ******* ** ** *** ********* ***** *** ******** *** *** ***** * ***** **
     ******* *************** *** **** ***********

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment]

                                                                      Page
Section                                                                No.
-------                                                               ----

     *** *** ****** **** ****** . At the Second Closing, Pall will pay Vitex ******** in immediately available funds to such account as Vitex shall designate, against delivery to Pall of a certificate for the number of Shares determined under paragraph 1(b) of this Agreement.

          (c) The closing of the purchase and sale of the Shares pursuant to paragraph 1(c) of this Agreement (the "Third Closing") shall occur on such date as may be agreed upon by Pall and Vitex; provided that without the written consent of both Pall and Vitex, but subject to Section 6 of this Agreement, the Third Closing shall occur on the tenth business day after the date on which the ****** ** ***** **** ** ***** ** * ********
     ************* *** ******* ** ** *** ********* ***** *** ******** *** ***
     ***** * ***** ** *** ***. At the Third Closing, Pall will pay Vitex ******** in immediately available funds to such account as Vitex shall designate, against delivery to Pall of a certificate for the number of shares determined under paragraph 1(c) of this Agreement.

          (d) The closing of the purchase and sale of the Shares pursuant to paragraph 1(d) of this Agreement (the "Fourth Closing") shall occur on such date as may be agreed upon by Pall and Vitex; provided that without the written consent of both Pall and Vitex, but subject to Section 6 of this Agreement, the Fourth Closing shall occur on the tenth business day after the date on which the ****** ** ***** **** ** ***** ** * ********
     ************* *** ******* ** ** *** ********* ***** *** ******** *** ***
     ***** * ***** ** *** ***. At the Fourth Closing, Pall will pay Vitex ******** in immediately available funds to such account as Vitex shall designate, against delivery to Pall of a certificate for the number of shares determined under paragraph 1(d) of this Agreement.

          (e) The closing of the purchase and sale of the Shares pursuant to paragraph 1(e) of this Agreement (the "Fifth Closing") shall occur on such date as may be agreed upon by Pall and Vitex; provided that without the written consent of both Pall and Vitex, but subject to Section 6 of this Agreement, the Fifth Closing shall occur on the tenth business day after the date on which ***** ***** ******* **** *** ****** ****** **** *** ****
     ************** **** ****** ***** ******** ** *** ********* ********
     *********** *** *** ****** ******** ** ** *** *********. At the Fifth
     Closing, Pall will pay Vitex ******** in immediately available funds to such account as Vitex shall designate, against delivery to Pall of a certificate for the number of Shares determined under paragraph 1(e) of this Agreement.

          (f) The closing of the purchase and sale of the Shares pursuant to paragraph 1(f) of this Agreement (the "IPO Closing") shall occur concurrently with the closing of the IPO (the "Underwriters' IPO Closing"), subject to Section 6 of this Agreement. At the IPO Closing, Pall will pay Vitex $5 million in immediately available funds to such account as

                                                                     Page
Section                                                               No.
-------                                                              ----

     Vitex shall designate, against delivery to Pall of a certificate for the number of Shares determined under paragraph 1(f) of this Agreement.

          (g) The Initial Closing, the Second Closing, the Third Closing, the Fourth Closing, the Fifth Closing and the IPO Closing are hereinafter referred to collectively as the "Closings" and individually as a "Closing." Each Closing other than the IPO Closing shall occur at the offices of Carter, Ledyard & Milburn, 2 Wall Street, New York, New York, or such other location as may be agreed upon by Vitex and Pall. The IPO Closing shall occur at the same location as the Underwriters' IPO Closing, or such other location as may be agreed upon by Vitex and Pall. The date on which any Closing occurs is referred to herein as a "Closing Date."

          (h) Adjustments.  The number of Shares issuable to Pall at any Closing
              -----------
     pursuant to paragraphs (b) through (f) of Section 1 shall be appropriately adjusted to reflect any split, subdivision, reverse split or consolidation of the outstanding Common Stock, or the issuance of any stock dividend, at any time after the date of this Agreement and prior to such Closing.

     3.   Representations and Warranties of Vitex.  Except as set forth in a
          ---------------------------------------
Disclosure Letter being delivered by Vitex to Pall simultaneously with the execution and delivery of this Agreement, and at each Closing as provided in subsection 6(a)(i) of this Agreement (a "Disclosure Letter"), Vitex represents and warrants to Pall as follows:

          (a) Organization; Good Standing.  Vitex is a corporation duly
              ---------------------------
     organized, validly existing and in good standing under the laws of Delaware, with full power and authority, corporate and other, to own or lease and operate its properties and to conduct its business as currently conducted, and is duly qualified to do business as a foreign corporation and is in good standing in the State of New York and in all other jurisdictions where such qualification is required, except where failure so to qualify would not have a material adverse effect on the condition (financial or otherwise), results of operations, business, assets, or prospects of Vitex and its Subsidiaries (as defined below) taken as a whole (a "Material Adverse Effect"). Except as provided in paragraph 3(f), Vitex has made all necessary filings under all applicable corporate, securities and any other laws to which it is subject, except where the failure to file would not have a Material Adverse Effect.

          (b) Subsidiaries.   As of the date of this Agreement, Vitex has no
              ------------
     majority-owned, consolidated subsidiaries (each, a "Subsidiary" and, collectively, the "Subsidiaries"). At each Closing, the Subsidiaries of Vitex, if any, will be as set forth in Schedule 3(b) of the Disclosure
                                            -------------
     Letter for such Closing. References below to a Subsidiary or Subsidiaries shall

                                                                     Page
Section                                                               No.
-------                                                              ----

     not apply on the date of this Agreement and thereafter shall apply only on Closing Dates when Vitex shall have one or more Subsidiaries.

          Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority, corporate and other, to own or lease and operate its properties and to conduct its business as currently conducted, and is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is required, except where failure so to qualify would not have a Material Adverse Effect. Each Subsidiary has made all necessary filings required under all applicable corporate, securities and any other laws to which it is subject, except where failure to file would not have a Material Adverse Effect. Vitex has no subsidiaries other than the Subsidiaries.

          (c)  Capitalization.
               --------------

               (i) The authorized capital of Vitex consists of 40,000,000 shares of Common Stock and 500 shares of preferred stock, and there are issued and outstanding 22,394,612 shares of Common Stock, all of which have been duly authorized and validly issued and are fully-paid and non-assessable. Schedule 3(c)(i) of the Disclosure Letter sets
                              ----------------
          forth the names of all current record holders of the Common Stock and the number of shares of Common Stock held of record by each of them. Vitex will be required to update Schedule 3(c)(i) only in the
                                           ----------------
          Disclosure Letters for Closings prior to the IPO Closing.

               (ii) Except as set forth in Schedule 3(c)(ii) to the Disclosure
                                           -----------------
          Letter, there are no outstanding securities convertible into Common Stock or any options, warrants, rights or other derivative securities to purchase any Common Stock or securities convertible into Common Stock.

          (d) No Defaults or Violations.  Neither Vitex nor a Subsidiary is in
              -------------------------
     violation of, or in default under, any term or provision of (i) its certificate of incorporation or by-laws, (ii) any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, contract, commitment, undertaking, arrangement, or other agreement or instrument to which it is a party or by which it or any of its properties or business is bound or subject, and which is material to Vitex and the Subsidiaries taken as a whole (collectively, the "Key Agreements and Instruments"), which violation or default would have a Material Adverse Effect, or (iii) any existing applicable law, rule, regulation, ordinance, code, judgment, order or decree of any governmental agency or court, domestic or foreign, having

                                                                         Page
Section                                                                   No.
-------                                                                  ----

     jurisdiction over Vitex or any Subsidiary or any of their respective properties or businesses, which violation or default would have a Material Adverse Effect. Vitex and each Subsidiary owns, possesses or has obtained all material governmental and other licenses, permits, certifications, registrations, approvals or consents and other authorizations necessary to own or lease, as the case may be, and operate its properties and to conduct its business as currently conducted, and all such licenses, permits, certifications, registrations, approvals, consents and other authorizations are in full effect and in good standing. There are no proceedings pending or, to the best of Vitex's knowledge, threatened seeking to cancel, terminate or limit any such licenses, permits, certifications, registrations, approvals or consents or authorizations, which cancellation, termination or limitation would constitute a Material Adverse Effect, nor is there any basis therefor.

          (e) Key Agreements and Instruments.  Schedule 3(e) of the Disclosure
              ------------------------------   -------------
     Letter sets forth a true and complete list of each of the Key Agreements and Instruments then in effect. A true and complete copy of each of such Key Agreements and Instruments (including all exhibits and schedules thereto) has previously been furnished to Pall, except those Key Agreements and Instruments (identified by an asterisk in Schedule 3(e)) which Pall has
                                                   --------------
     elected not to request or which Vitex is prohibited from furnishing to Pall by confidentiality agreements, provided that Vitex shall have furnished to Pall summaries of the material terms of such Agreements, to the extent not prohibited by confidentiality agreements. Each of the Key Agreements and Instruments is valid, binding and enforceable against Vitex or a Subsidiary and, to Vitex's best knowledge, the other parties thereto, in accordance with its terms, and is in full force and effect.

          (f) Governmental Filings and Authorizations.  Each filing,
              ---------------------------------------
     authorization, approval, consent, order, registration, license or permit of any court or governmental or regulatory agency or body required in connection with the execution and delivery by Vitex of this Agreement, the Joint Development Agreement, the Registration Rights Agreement and the Blood Center Amendment (collectively, the "Agreements"), and the consummation of the transactions therein contemplated, has been made or obtained, except such as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott Act").

          (g) Authorization and Enforceability of Agreements.  Vitex has full
              ----------------------------------------------
     power and authority, corporate and other, to execute and deliver the Agreements, to consummate the transactions contemplated thereby and to perform its obligations thereunder. The execution and delivery of the Agreements by Vitex, and the performance by Vitex of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of Vitex.

                                                                        Page
Section                                                                  No.
-------                                                                 ----

     The Agreements have been duly executed and delivered by Vitex and constitute the valid and binding obligations of Vitex, enforceable against Vitex in accordance with their terms, except insofar as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally, and by the discretion of courts in granting equitable remedies, and except to the extent that compliance with the Hart-Scott Act may be required. The execution and delivery of the Agreements by Vitex, the performance by Vitex of the transactions therein contemplated, and the compliance by Vitex with the terms of the Agreements do not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in any violation of the certificate of incorporation or by-laws of Vitex or any of its Subsidiaries, (B) result in a breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of Vitex or any of its Subsidiaries pursuant to, any of the Key Agreements and Instruments, (C) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over Vitex or a Subsidiary or its or their properties or business, or (D) result in or have any Material Adverse Effect.

          (h) Authorization and Reservation of Shares.  The issuance and sale of
              ---------------------------------------
     the Shares have been duly authorized by Vitex on or prior to the date of this Agreement, and, when issued and paid for as provided in this Agreement, each Share will be validly issued and fully paid and nonassessable, and Pall will not be subject to any personal liability solely by reason of being the holder of the Shares. Vitex has duly reserved not less than 7,000,000 authorized but unissued shares of Common Stock (subject to adjustment as provided in paragraph 2(h) of this Agreement) for issuance to Pall under this Agreement at the Closings subsequent to the Initial Closing, and will at all times maintain a sufficient reserve of authorized but unissued shares of Common Stock for issuance to Pall under this Agreement.

          (i) Consents and Approvals.  The execution and delivery by Vitex of
              ----------------------
     the Agreements, the issuance of any of the Shares, and the performance by Vitex of its other obligations under the Agreements do not require Vitex or any of its Subsidiaries to obtain any consent, approval, clearance or action of, or make any filing submission or registration with, or give any notice to, any Person or judicial authority. As used in this Agreement, "Person" shall mean an individual, partnership, joint stock company, corporation, limited liability company, trust or unincorporated organization, and a government, agency, regulatory authority or political subdivision thereof.

          (j) Effect of Agreements on Business and Commitments of Vitex.
              ---------------------------------------------------------
     Neither the

                                                                     Page
Section                                                               No.
-------                                                              ----

     purchase of the Shares by Pall nor the consummation of the transactions contemplated by the Agreements will result in (i) the loss by Vitex of the benefits of any material business relationship, including with any customer or supplier, (ii) the acceleration of the vesting of any outstanding option, warrant, call, commitment, agreement, conversion right, preemptive right or other right to subscribe for, purchase or otherwise acquire any of the shares of the capital stock or any debt securities of Vitex or any of its Subsidiaries (collectively "Commitments", and each individually a "Commitment"), (iii) any obligation of Vitex or its Subsidiaries to grant, extend or enter into any Commitment, or (iv) any right in favor of any Person to terminate or cancel any of the Key Agreements and Instruments.

          (k) Litigation.  There are no claims, actions, suits, proceedings,
              ----------
     arbitrations, investigations or inquiries by or before any governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal, pending or, to the best of Vitex's knowledge, threatened against Vitex or any Subsidiary or involving the properties or business of Vitex or any Subsidiary which, if determined adversely, would, individually or in the aggregate, result in a Material Adverse Effect, or which relate in any way to the validity of the capital stock of Vitex or the validity of the Agreements, or of any action taken or to be taken by Vitex pursuant to or in connection with the Agreements. Neither Vitex nor any Subsidiary is subject to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental agency or instrumentality (whether federal, state, local or foreign) which could reasonably be expected to have a Material Adverse Effect.

          (l) Reports and Financial Statements. KPMG Peat Marwick LLP are the
              --------------------------------
     independent public accountants to the Company and are "independent public accountants" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and the regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder. Vitex has furnished Pall with true and complete copies of Vitex's audited financial statements at December 31, 1996, and December 31, 1995, and for the fiscal years then ended, and unaudited financial statements at December 31, 1997, and for the year then ended. Such financial statements (i) have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated therein or in the notes thereto), (ii) present fairly, in all material respects, the financial position of Vitex as at the dates thereof and the results of its operations and cash flows for the periods then ended subject, in the case of the unaudited financial statements, to normal year-end audit adjustments and any other adjustments described therein, and (iii) are, in all material respects, in accordance with the books of account and records of Vitex except as indicated therein. Schedule 3(l) of the Disclosure
                                            -------------
     Letter for each Closing prior to the IPO Closing will update this paragraph 3(l) with respect to all annual financial statements

                                                                      Page
Section                                                                No.
-------                                                               ----

     and the most recent interim financial statement delivered to Pall by Vitex pursuant to paragraph 4(b) of this Agreement since the date of the immediately preceding Disclosure Letter.

          (m) Liabilities.  Except as and to the extent reflected or reserved
              -----------
     against in the financial statements of Vitex referred to in paragraph 3(l) above, Vitex as at December 31, 1997, had no material liabilities, debts, obligations or claims asserted against it, whether accrued, absolute, contingent or otherwise, and whether due or to become due, and including, but not limited to, liabilities on account of taxes, unfunded past service liabilities under any pension, profit sharing or similar plan, other governmental charges or lawsuits brought subsequent to such date. Schedule
                                                                        --------
     3(m) of the Disclosure Letter for each Closing prior to the IPO Closing
     ----
     will update this paragraph 3(m) as of the end of the fiscal quarter of Vitex immediately preceding the Closing Date of such Closing.

          (n) Employees.
              ---------

              (i) Vitex and its Subsidiaries are in full compliance with all laws regarding employment, wages, hours, equal opportunity, collective bargaining and payment of social security and other taxes except to the extent that noncompliance would not have a Material Adverse Effect. Except as would not have a Material Adverse Effect, no complaint of any unfair labor practice or discriminatory employment practice against Vitex or any Subsidiary has been filed or, to the best of Vitex's knowledge, threatened to be filed with or by the National Labor Relations Board, the Equal Employment Opportunity Commission or any other administrative agency, federal or state, that regulates labor or employment practices, nor is any grievance filed or, to the best of Vitex's knowledge, threatened to be filed, against Vitex or any Subsidiary by any employee pursuant to any collective bargaining or other employment agreement to which Vitex or any Subsidiary is a party or is bound. Vitex and its Subsidiaries are in compliance with all applicable federal, state, provincial and local laws and regulations regarding occupational safety and health standards except to the extent that noncompliance will not have a Material Adverse Effect, and have received no unresolved complaints from any federal, state or local agency or regulatory body alleging violations of any such laws or regulations.

              (ii)  Schedule 3(n)(ii) of the Disclosure Letter lists all
                    -----------------
          employment contracts between Vitex or a Subsidiary and its officers and other employees currently in effect. Except as may be provided in such Schedule, the employment of all Persons employed by Vitex or its Subsidiaries is, subject to the provisions of

                                                                    Page
Section                                                              No.
-------                                                             ----

          applicable law, terminable at will without any penalty or severance obligation of any kind on the part of the employer. All sums due for employee compensation and benefits and all vacation time owing to any employees of Vitex or any of its Subsidiaries have been duly and adequately accrued on the accounting records of Vitex and the Subsidiaries.

               (iii) To the best knowledge of Vitex, after due inquiry, none of Vitex's executive officers is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such executive officer's fulltime best efforts to promote the interests of Vitex or that would conflict with Vitex's business as currently conducted or proposed to be conducted.

               (iv) Vitex is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with Vitex, nor does Vitex intend at present to terminate the employment of any of the foregoing.

          (o)  Employee Benefit Plans.  Vitex and the Subsidiaries have no
               ----------------------
     employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974) covering former and current employees of Vitex or a Subsidiary, or under which Vitex or a Subsidiary has any obligation or liability. Schedule 3(o) of the Disclosure Letter
                                       -------------
     lists all material compensation plans then in effect, including, without limitation, those relating to bonuses, commissions, profit-sharing, savings, stock options, insurance and deferred compensation or other similar fringe or employee benefits arrangements covering former or current employees of Vitex or a Subsidiary or under which Vitex or a Subsidiary has any obligation or liability (each, a "Benefit Arrangement"). A true and complete copy of each Benefit Arrangement has previously been furnished to Pall. The Benefit Arrangements are and have been administered in substantial compliance with their terms and with the requirements of applicable law.

          (p)  Patents, Licenses, etc.
               ----------------------

               (i) Vitex and each Subsidiary owns, free and clear of all encumbrances, restrictions, liens, security interests and charges, and has good and marketable title to, or holds adequate licenses or otherwise possesses all such rights as are necessary to use all patents (and applications therefor), patent disclosures, trademarks, service marks, trade names, copyrights (and applications therefor), integrated circuit

                                                                       Page
Section                                                                 No.
-------                                                                ----

          topographies, inventions, discoveries, processes, know-how, scientific, technical, engineering and marketing data, formulae and techniques used or proposed to be used, in or necessary for the conduct of its business as now conducted or as proposed to be conducted (collectively, "Intellectual Property").

               (ii) Neither Vitex nor a Subsidiary has received notice or otherwise has reason to know of any conflict or alleged conflict with the rights of others pertaining to the Intellectual Property described in this paragraph 3(p) where the effect of such conflict could have a Material Adverse Effect. To Vitex's best knowledge, Vitex's business, as presently conducted and as proposed to be conducted, does not infringe upon or violate any patent rights or trade secrets of others except where Vitex has a valid license or sublicense. To Vitex's best knowledge, Vitex and its Subsidiaries have the right to use all trade secrets, processes, customer lists and other rights incident to their respective businesses as now conducted or as proposed to be conducted.

               (iii) To the best knowledge of Vitex, after due inquiry, no employee of Vitex or a Subsidiary has violated any employment agreement or proprietary information agreement which he or she had with a previous employer or any patent policy of such employer, or is a party to or threatened by any litigation concerning any patents, trademarks, trade secrets, service names, trade names, copyrights, licenses and the like.

          (q)  Taxes.  Vitex and each Subsidiary has filed all tax returns
               -----
     required to be filed with the appropriate taxing authorities, including all state, municipal and other local authorities (whether relating to income, sales, goods and services, franchise, withholding, real or personal property or other types of taxes) or has duly obtained extensions of time for the filing thereof, and has paid in full all taxes which have become due pursuant to such returns or claimed to be due by any such taxing authority or otherwise due and owing, except for taxes which are being contested in good faith by way of appropriate proceedings and in respect of which appropriate reserves have been taken on the financial statements of Vitex and except where the failure to file such tax returns or to pay such taxes would not have a Material Adverse Effect. The provisions for taxes in the balance sheets described in paragraph 3(l) are sufficient for the payment in all material respects of all accrued and unpaid federal, state, county and local taxes of Vitex and its Subsidiaries whether or not assessed or disputed as of the respective dates of such balance sheets.

          (r)  Properties.  Vitex and each Subsidiary have good and marketable
              ----------
     title to all

                                                                 Page
Section                                                           No.
-------                                                          ----

     properties owned by them, free and clear of all security interests, charges, mortgages, liens, encumbrances and defects, except such as do not materially affect the value or transferability of such property and do not interfere with the use of such property made or proposed to be made by Vitex or such Subsidiary. The leases, licenses or other contracts or instruments under which Vitex and each Subsidiary leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable, with only such exceptions as are not material and do not interfere with the use of such property made, or proposed to be made, by Vitex or such Subsidiary, and all rentals, royalties or other payments accruing thereunder which became due prior to the date of this Agreement have been duly paid, and neither Vitex nor any Subsidiary is in material default thereunder and, to the best of Vitex's knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a material default thereunder. Neither Vitex nor a Subsidiary has received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties, except where such violation would not have a Material Adverse Effect.

          (s) Condition of Properties.  All facilities, machinery, equipment,
              -----------------------
     fixtures, vehicles and other properties owned, leased or used by Vitex and its Subsidiaries are reasonably fit and usable for the purposes for which they are being used, are adequate and sufficient for Vitex's or a Subsidiary's business and conform in all material respects with all applicable ordinances, regulations and laws, except where the failure to conform would not have a Material Adverse Effect.

          (t) Insurance.  As described in Schedule 3(t) of the Disclosure
              ---------                   -------------
     Letter, Vitex and the Subsidiaries have insured their properties against loss or damage by fire or other casualty and maintain such other insurance, including but not limited to, such liability insurance as is usually maintained by companies similar in size and credit standing to Vitex and engaged in the same or similar businesses and owning similar properties.

          (u) No Material Transaction or Material Adverse Effect.  Since the end
              --------------------------------------------------
     of Vitex's last completed fiscal year, (i) Vitex has not entered into any material transactions other than in the ordinary course of business, except for those provided for in the Agreements; and (ii) there has not been any event that has had or may have a Material Adverse Effect.

          (v) Transactions with Related Parties.  Since the beginning of Vitex's
              ---------------------------------
     last completed fiscal year, neither Vitex nor a Subsidiary has been a party to any transaction, has had any relationship, or has lent money in any manner that would require disclosure under Item 404 of Regulation S-K of the Commission. To the best knowledge of Vitex, there exist

                                                                      Page
Section                                                                No.
-------                                                               ----

     no agreements among stockholders of Vitex to act in concert with respect to their voting or holding of Vitex securities, except as provided in the Stockholders' Agreement dated as of April 29, 1997, among Vitex and the stockholders of Vitex listed on Schedule I thereto, which Agreement will terminate as of the Initial Closing and be replaced by the First Stockholders' Agreement.

          (w)  Registration Rights.  Vitex is not under any contractual
               -------------------
     obligation to register any of its securities for resale under the Securities Act, other than (i) contractual obligations to current or former employees and directors relating to their stock compensation from Vitex, and (ii) as provided in a Registration Rights Agreement dated April 29, 1997, among Vitex and the stockholders of Vitex listed on Schedule I thereto, which Agreement will terminate as of the Initial Closing and be replaced by the Registration Rights Agreement.

          (x)  Private Offering.  Based upon the representations, warranties and
               ----------------
     covenants of Pall set forth in Section 5 hereof, the offer, issuance and sale of the Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been or will be registered or qualified (or are or will be exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

          (y)  Brokerage.  There are no claims for brokerage commissions or
               ---------
     finder's fees or similar compensation in connection with the transactions contemplated by the Agreements based on any arrangement made by or on behalf of Vitex, and Vitex agrees to indemnify and hold Pall harmless against any costs or damages incurred by Pall as a result of any such claim.

          (z)  Illegal or Unauthorized Payments; Political Contributions.
               ---------------------------------------------------------
     Neither Vitex nor any Subsidiary, nor any of the current officers and directors of Vitex or a Subsidiary on its behalf, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the use of funds of Vitex or a Subsidiary.

          (aa) Material Facts.  This Agreement (including the Disclosure Letter
               --------------
     being delivered herewith), the Joint Development Agreement, and the other documents, certificates or written statements furnished or to be furnished to Pall by or on behalf of Vitex in connection with its purchase of the Shares, taken as a whole, do not contain any untrue

                                                                      Page
Section                                                                No.
-------                                                               ----

     statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading. Schedule 3(a)(a) of the Disclosure
                                           ----------------
     Letter for each Closing will update the immediately preceding sentence but need not include the Joint Development Agreement after the Initial Closing. Except for factors affecting the economy or the pharmaceutical or health care industry generally, there is no fact which is known to Vitex, which has not been disclosed by Vitex to Pall in a Disclosure Letter or otherwise, and which will have a Material Adverse Effect.

     4.   Covenants of Vitex.  Vitex covenants and agrees as follows:
          ------------------

          (a)  Board Representation.
               --------------------

               (i) For so long as the Joint Development Agreement is in effect, Vitex will use its best efforts, consistent with the fiduciary duty of its Board of Directors (the "Board"), to cause to be nominated, elected and maintained in office as a director on the Board one person who is nominated by Pall from time to time and who is a Qualified Director as defined in the Second Stockholders' Agreement. Pall's initial nominee is Jeremy Hayward-Surry, and Vitex acknowledges that, as of the date of this Agreement, to the best of its knowledge, he is a Qualified Director. Vitex shall pay all reasonable out-of-pocket expenses incurred by the directors nominated by Pall in connection with attending Board meetings or transacting other Vitex business.

               (ii) Pall shall nominate a director, or request the removal of its nominee from the Board, by delivering a notice to the Secretary of the Company. As promptly as practicable, but in any event within 10 days after delivery of such notice, the Company shall take or cause to be taken such corporate actions as may be reasonably required to cause the election or removal requested in such notice. Such corporate actions may include calling a meeting, or soliciting a written consent, of the Board.

          (b)  Financial and Business Information.  Until the IPO Closing, Vitex
               ----------------------------------
     will deliver to Pall:

               (i) Interim Statements - as soon as available, and in any event
                   ------------------
          within 45 days after the close of each of the first three fiscal quarters of each fiscal year of Vitex, interim consolidated financial statements of Vitex and any Subsidiaries prepared in accordance with
          Article 10 of Regulation S-X of the Commission.

                                                                        Page
Section                                                                  No.
-------                                                                 ----

               (ii)  Annual Statements - as soon as available after the end of
                     -----------------
          each fiscal year of Vitex, and in any event within 90 days thereafter, a consolidated balance sheet of Vitex and any Subsidiaries at the end of such year; and consolidated statements of income, stockholders' equity and cash flows of Vitex and any Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an auditors' report thereon of independent certified public accountants of recognized national standing selected by Vitex.

               (iii) Audit Reports - promptly upon receipt thereof, one copy of
                     -------------
          each other financial report and internal control letter submitted to Vitex by independent accountants in connection with any annual, interim or special audit made by them of the books of Vitex.

               (iv)  Other Reports - promptly upon their becoming available, one
                     -------------
          copy of: each financial statement, report, registration statement, prospectus, notice, definitive proxy statement or other written communication sent by Vitex to its stockholders generally or filed with or submitted to the Commission or any securities exchange by Vitex or a Subsidiary; any press release issued by Vitex or a Subsidiary; and any communications of any nature whatsoever prepared by the Commission, the NASD or any national securities exchange which is addressed to Vitex or a Subsidiary.

               (v)   Progress Reports - prior to each regularly scheduled
                     ----------------
          meeting of the Board, a narrative report of Vitex's activities since the date of the last such report, including a description of business development, operating results and marketing efforts.

               (vi)  Requested Information - with reasonable promptness, such
                     ---------------------
          other data and information as from time to time Pall may reasonably request.

          (c)  Inspection.  In connection with any Closing, Vitex will permit
              ----------
     employees and other representatives of Pall: to visit and inspect any of the properties of Vitex and any Subsidiaries; to examine all its and their books of account, records, reports and other papers that Vitex is not contractually required to keep confidential or secret, or that are not subject to attorney-client privilege; to make copies and extracts therefrom; and to discuss its affairs, finances and accounts with Vitex's officers, directors, key employees and independent public accountants or any of them (and by this provision Vitex authorizes such accountants to discuss with Pall's employees and other representatives the finances and affairs of Vitex and

                                    -xviii-

                                                                        Page
Section                                                                  No.
-------                                                                 ----

     any Subsidiaries), all at such reasonable times and as often as may be reasonably requested.

          (d) Conduct of Business and Maintenance of Existence.  Vitex will (i)
              ------------------------------------------------
     prior to the IPO Closing, continue to engage in business of the same general type as now conducted by it, (ii) preserve, renew and keep in full force and effect its corporate existence, and (iii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable for the normal conduct of its business.

          (e) Insurance.  Vitex will maintain insurance with responsible and
              ---------
     reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies similar in size and credit standing to Vitex and engaged in the same or similar businesses and owning similar properties, provided that such insurance is and remains available to Vitex at commercially reasonable rates.

          (f) Keeping of Books.  Vitex will keep proper books of record and
              ----------------
     account, in which full and correct entries shall be made of all financial transactions and the assets and business of Vitex and its subsidiaries in accordance with GAAP.

          (g) Lost, etc. Certificates Evidencing Shares; Exchange.  Upon receipt
              ---------------------------------------------------
     by Vitex of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any Shares owned by Pall, and (in the case of loss, theft or destruction) of an indemnity satisfactory to it, and upon reimbursement to Vitex of all reasonable expenses incidental thereto, and upon surrender and cancellation of such certificate, if mutilated, Vitex will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of securities evidenced by such certificate which remain outstanding. Prior to the IPO Closing, Pall's agreement of indemnity shall constitute an indemnity satisfactory to Vitex for purposes of this paragraph 4(g); after the IPO Closing, Vitex shall have the right to require Pall to furnish such form of indemnity as Vitex or its transfer agent requires of Vitex stockholders generally. Upon surrender of any certificate representing any securities of Vitex for exchange at the office of Vitex, Vitex at its expense will cause to be issued in exchange therefor new certificates in such denomination or denominations as may be requested for the same aggregate number of securities represented by the certificate so surrendered and registered in the name of Pall.

          (h) Commencement and Termination of Covenants.  Except as otherwise
              -----------------------------------------
     specifically provided in any paragraph of this Section 4, the obligations of Vitex and the rights of Pall set forth in this Section 4 shall begin on the date of this Agreement and shall terminate one year after the last of the Closings.

                                                                        Page
Section                                                                  No.
-------                                                                 ----

          (i) Form D Filing.  If the sale of the Shares to Pall qualifies for an
              -------------
     exemption from registration provided by Regulation D under the Securities Act, Vitex will timely file with the Commission a Form D under the Securities Act in connection with the sale of the Shares to Pall.

          (j) Registration of Shares.  Vitex will register any or all of the
              ----------------------
     Shares under the Securities Act for the public resale thereof in accordance with, and will be bound by the provisions of, the Registration Rights Agreement.

          (k) Reservation of Shares.  Vitex will at all times maintain a reserve
              ---------------------
     of authorized but unissued shares of Common Stock and/or treasury shares sufficient for the fulfillment by Vitex of its obligations to issue Shares to Pall pursuant to this Agreement.

     5.   Representations, Warranties and Covenants of Pall; Additional
          -------------------------------------------------------------
          Covenants of Vitex.
          ------------------

          (a) General.  Pall hereby represents and warrants that:
              -------

              (i) Pall is a corporation duly organized, validly existing and in good standing under the laws of New York, with full power and authority, corporate and other, to execute and deliver the Agreements, to consummate the transactions contemplated thereby and to perform its obligations thereunder. The execution, delivery and performance by Pall of the Agreements to which it is a party, and the performance by Pall of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of Pall. The Agreements to which Pall is a party have been duly executed and delivered by Pall and constitute the valid and binding obligations of Pall, enforceable against Pall in accordance with their terms, except insofar as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and by the discretion of courts in granting equitable remedies, and except and to the extent that compliance with the Hart-Scott Act may be required;

              (ii) Pall is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, and is purchasing the Shares at the relevant Closing for its own account, and not with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction, but without prejudice to Pall's right at all times to sell or otherwise dispose of all or any part of the Shares under a registration statement under the Securities Act or under an exemption from said

                                                                        Page
Section                                                                  No.
-------                                                                 ----

          registration available under the Securities Act;

               (iii) Pall's principal executive offices are located in the State of New York;

               (iv) Pall understands that an investment in Vitex bears a high degree of risk and represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Shares, and is able to bear the economic risks of its investment for an indefinite period of time; and

               (v) Pall has had access to such financial and other information, and has been afforded the opportunity to ask such questions of representatives of Vitex and receive answers thereto, as it deems necessary in connection with its purchase of the Shares.

          (b) Disclosure of Non-Public Information.  As to so much of the
              ------------------------------------
     information and other material furnished under or in connection with the Agreements (whether furnished before, on or after the date hereof, including without limitation information furnished pursuant to paragraphs 4(b) and (c) hereof) as constitutes or contains non-public business, financial or other information of Vitex or a Subsidiary ("Non-Public Information"), Pall covenants that it will use due care to prevent its officers, directors, employees, counsel, accountants and other representatives from (i) disclosing any Non-Public Information to Persons other than Palls's directors, authorized officers and other employees, counsel, accountants and other authorized representatives, or (ii) using Non-Public Information in any manner that would constitute a violation of U.S. federal or state securities laws; provided that Pall may disclose or deliver any information or other material disclosed to or received by it should Pall be advised by its counsel (a copy of such advice to be delivered to Vitex) that such disclosure or delivery is required by law, regulation or judicial or administrative order or otherwise in connection with a resale of Shares by Pall in a transaction which is not covered by a registration statement under the Securities Act, so long as the recipient of such information enters into a confidentiality agreement with Vitex in form and substance reasonably satisfactory to Vitex. For purposes of this paragraph 5(b), "due care" means at least the same level of care that Pall would use to protect the confidentiality of its own sensitive or proprietary information, and this obligation shall survive termination of this Agreement.

          (c) Securities Act Matters.  Pall acknowledges that the Shares are
              ----------------------
     being offered to it in a transaction not involving any public offering within the meaning of the Securities

                                                                        Page
Section                                                                  No.
-------                                                                 ----

     Act and that the offer and sale of the Shares to Pall have not been registered and will not be registered under the Securities Act or under the securities laws of any state of the United States. Pall agrees that it will not sell or otherwise transfer the Shares except pursuant to an effective registration statement under the Securities Act or as provided in Section 14 of the Registration Rights Agreement.

          (d) No Intention of Board to Pay Dividends.  Pall acknowledges that
              --------------------------------------
     the Board has no obligation to declare, and has no present intention of declaring, any dividends on the Common Stock.

          (e) Hart-Scott Act Compliance. Promptly, and in any event in such time
              -------------------------
     as will avoid any delay in any of the Closings at the respective times provided for in Section 2 of this Agreement, Pall and Vitex will (i) prepare any required Notification and Report Forms under the Hart-Scott Act with respect to the acquisition of any Shares by Pall, (ii) file such forms with the United States Federal Trade Commission and Department of Justice, and (iii) respond to any request for additional information in connection with such filing.

          (f) Consents and Approvals.  Vitex and Pall will use their respective
              ----------------------
     reasonable best efforts to obtain as promptly as practicable any consent or approval of any Person, including any regulatory authority, required in connection with the transactions contemplated by the Agreements.

          (g) Black-Out Period.   In connection with the IPO, Pall agrees that
              ----------------
     if required by the managing underwriters, Pall will undertake to them, on the same terms as the other significant pre-IPO stockholders of Vitex, that it will not effect any offer, sale or other disposition of any of the Shares (except to a subsidiary of Pall) for a period of not more than 180 days from the IPO Closing Date.

          (h) Standstill Agreement.
              --------------------

              (i) Pall agrees that, without the prior consent of the Board, it will not at any time, nor will it permit any of its subsidiaries to, acquire directly or indirectly, by purchase or otherwise, record ownership or beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of any voting securities of Vitex other than the Shares , or rights or options to acquire, or securities convertible into or exchangeable for, any such voting securities (such voting securities other than the Shares, and such rights, options and convertible or exchangeable securities, being herein defined as "Other

                                                                        Page
Section                                                                  No.
-------                                                                 ----

          Securities"), if after such acquisition (and giving effect to the exercise of any such rights or options or the conversion or exchange of such securities), Pall and its subsidiaries would beneficially own in the aggregate capital stock of Vitex having 20% or more of the voting power of all outstanding shares of Vitex entitled to vote in the election of directors generally (the "Voting Power"); provided that (i) subsequent reductions in the number of outstanding shares of outstanding capital stock of Vitex (or rights or options therefor) shall not be deemed to cause a violation of this subsection 5(h)(i), and (ii) the term "Other Securities" shall not include any voting securities of Vitex, or any rights or options to acquire, or securities convertible into or exchangeable for, any such voting securities, which Pall may acquire pursuant to any provision of this Agreement (including paragraph 5(h)(v)).

               (ii) If at any time Pall and/or its subsidiaries are the record owners or beneficial owners in the aggregate of capital stock of Vitex having 20% or more of the Voting Power and such capital stock includes Other Securities, such Other Securities, only to the extent that Pall's Voting Power exceeds 20%, shall be deemed to be "Prohibited Securities." Pall agrees that neither it nor any of its subsidiaries shall (and neither it nor any of its subsidiaries shall be entitled to) vote any Prohibited Securities with respect to any matter subject to the vote or written consent of Vitex's stockholders, provided that the foregoing shall not be deemed to limit Vitex's remedies in the event that the Prohibited Securities were acquired in violation of subsection 5(h)(i).

               (iii) In the event that as a result of the purchase of Shares at any Closing, Pall and its subsidiaries become the record owners or beneficial owners of Prohibited Securities, Pall agrees that, as soon as and in a manner that is commercially reasonable, Pall will, and will cause its subsidiaries to, sell or otherwise dispose of such number of Prohibited Securities as will reduce Pall's Voting Power to less than 20%, provided that Pall and its subsidiaries shall not be obligated so to sell or otherwise dispose of Prohibited Securities at any time or in any manner which would, in the reasonable opinion of counsel to Pall, (I) cause Pall or any of its subsidiaries to be liable to Vitex pursuant to Section 16(b) of the Exchange Act, or (II) result in a violation by Pall or any of its subsidiaries of Section 5 or 17(a) of the Securities Act, or Section 10(b) of the Exchange Act or Rule 10b-5 thereunder.

               (iv) Pall agrees that, without the prior consent of the Board, it will not at any time, nor will it permit any of its subsidiaries to: (A) solicit proxies to vote any securities of Vitex under any circumstances for a change in the directors or

                                    -xxiii-

                                                                        Page
Section                                                                  No.
-------                                                                 ----

          management of Vitex, or in connection with a merger or acquisition of the Company, or deposit any securities of Vitex in a voting trust or subject them to a voting agreement or other agreement of similar effect (other than the First Stockholders' Agreement or a revocable proxy granted by Pall with respect to shares of Common Stock which are not Prohibited Securities); (B) initiate, propose, or otherwise solicit any stockholder of Vitex for the approval of, or induce or attempt to induce any other person to initiate, any stockholder proposal for a change in the directors or management of Vitex or in connection with a merger or acquisition of Vitex; or (C) take any action individually or jointly with any Person or group, or assist any Person or group in taking any action, which it could not take individually under the terms of this paragraph 5(h).

               (v) The preceding provisions in this paragraph 5(h) shall terminate in the event that

                    (A) any Person or 13D Group (defined below) other than Pall or an Affiliate, as defined in Rule 12b-2 under the Exchange Act ("Affiliate"), of Pall shall have commenced a tender offer for a majority of the outstanding shares of Common Stock (or any other outstanding class of voting securities of Vitex), or

                    (B) any Person or 13D Group, other than (x) Pall or an
               Affiliate of Pall, (y) any Person which is a stockholder of Vitex on the date of this Agreement, or any Affiliate of such person or
               (z) any Person or 13D Group which has previously entered into an agreement with Vitex substantially identical to this paragraph 5(h) prior to becoming the direct or indirect owner of 20% of the Voting Power, shall have become the direct or indirect beneficial owner of more than 20% of the Voting Power, or

                    (C) the Board shall (I) approve any transaction set forth in clause (A) immediately preceding, (II) liquidate Vitex or sell all or substantially all of the assets of Vitex to another Person, (III) approve a merger or consolidation of Vitex with any other Person that would result in the voting securities of Vitex outstanding immediately prior thereto representing less than a majority of the voting power to elect a majority of the board of directors or similar body of the Person surviving such merger or resulting from such consolidation, or (IV) sell or otherwise issue to any person voting securities of Vitex having a majority of the combined Voting Power of the voting

                                                                        Page
Section                                                                  No.
-------                                                                 ----

               securities of Vitex.

          In the event of any action by the Board described in the immediately preceding clause (C), Vitex shall notify Pall at least 15 days prior to the final approval of such transaction, and any such Board determination shall be conditioned upon the notification by Vitex to Pall in compliance with this sentence. For purposes of this subsection 5(h)(v), a "13D Group" means any group formed for the purpose of acquiring, holding, voting or disposing of securities of Vitex that would be required under the Exchange Act, and the rules and regulations promulgated thereunder, to file a statement on Schedule 13D with the Commission as a "Person" within the meaning of Section 13(d)(3) of the Exchange Act, if such group beneficially owned sufficient securities to require such a filing. All of the provisions of this subsection 5(h)(v) shall be reinstated and shall apply in full force according to their terms in the event that: (x) if the preceding provisions of this subsection 5(h)(v) shall have terminated as a result of a tender offer under clause (A) above, such tender offer (as originally made or as extended or modified) shall have terminated (without any securities being accepted thereunder for purchase) prior to the commencement of a tender offer by Pall or any of its Subsidiaries that would have been permitted pursuant to clause (A) as a result of such third-party tender offer, (y) any tender offer by Pall or any of its Affiliates (as originally made or as extended or modified) that was permitted to be made pursuant to clause (A) shall have terminated (without any securities being accepted thereunder for purchase), or (z) if the preceding provisions of this subsection 5(h)(v) shall have terminated as a result of clause (C), the Board shall have determined to rescind or abandon the previous action described in clause (C) (and no such action shall have closed) prior to the commencement of a tender offer by Pall or any of its Subsidiaries that would have been permitted to be made pursuant to clause (C), unless prior to such Board determination to rescind or abandon, a tender offer described in clause (A) above shall have commenced. Upon reinstatement of the provisions of this subsection 5(h)(v), the preceding provisions of this subsection shall continue to govern including, without limitation, those that provide for the termination of the preceding provisions of this subsection 5(h)(v) in the event that any of the events described in clauses (A), (B) or (C) shall occur.

               (vi) All provisions of this paragraph 5(h) shall terminate (A) at any time after the last Closing when Pall and its subsidiaries shall beneficially own shares of capital stock of Vitex having less than 10% of the Voting Power, or (B) upon the closing of any tender offer for, or acquisition by Pall or its subsidiaries of, any voting securities of Vitex, or rights or options to acquire any such securities, that was permitted by this paragraph 5(h).

                                                                        Page
Section                                                                  No.
-------                                                                 ----

     6.   Conditions to Closings.
          ----------------------

          (a) Conditions to Pall's Obligations.  The obligations of Pall
              --------------------------------
     hereunder at each Closing shall be subject to the performance by Vitex of all its obligations hereunder to be performed on or prior to the corresponding Closing Date, and to the satisfaction, prior thereto or concurrently therewith, or the waiver by Pall, of each of the following conditions:

              (i)   Representations and Warranties.  The representations and
                    ------------------------------
          warranties of Vitex contained in this Agreement and (with respect to the Initial Closing only) in the Joint Development Agreement, taken together with the Disclosure Letter being delivered herewith, shall be true and correct on and as of such Closing Date as though such representations and warranties were made at and as of such date, except as otherwise affected by the transactions contemplated hereby and except that, at each Closing, (I) Vitex shall deliver to Pall a new Disclosure Letter, dated the Closing Date of such Closing, setting forth the exceptions and other information necessary to make Vitex's representations and warranties herein true and correct as of the Closing Date for such Closing, and (II) this subsection 6(a)(i) shall be deemed satisfied provided that the Disclosure Letter for such Closing, taken as a whole, does not indicate a Material Adverse Effect since the immediately preceding Disclosure Letter.

              (ii)  Compliance with Agreements.  Vitex shall have performed and
                    --------------------------
          complied with in all material respects all agreements, covenants and conditions contained in the Agreements which are required to be performed or complied with by Vitex prior to or on such Closing Date.

              (iii) No Legislation or Injunction.  There shall have been
                    ----------------------------
          adopted no law or regulation, and there shall be no effective or pending injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction, prohibiting the transactions provided for in the Agreements or any of them from being consummated as therein provided.

              (iv)  No Material Adverse Effect.  There shall have been no
                    --------------------------
          developments in the business or financial condition of Vitex or a Subsidiary, whether or not set forth in the Disclosure Letter for such Closing, which in the reasonable opinion of Pall have or are likely to have a Material Adverse Effect.

                                                                        Page
Section                                                                  No.
-------                                                                 ----

               (v)     Consents and Approvals.  All filings, consents, waivers,
                       ----------------------
          authorizations, licenses, permits, certificates and approvals of any Person required to have been made or obtained on or prior to such Closing Date in connection with the execution, delivery and performance of the Agreements, all of which will be set forth on
          Schedule 3(i) of the Disclosure Letter for such Closing, shall have
          -------------
          been duly made or obtained and shall be in full force and effect on such Closing Date.

               (vi)    Officers' Certificate. Vitex shall have delivered to Pall
                       ---------------------
          a certificate of Vitex's President and Chief Executive Officer, dated as of such Closing Date, certifying that the conditions specified in the foregoing subsections 6(a)(i), (ii), (iii) and (v) hereof have been fulfilled.

               (vii)   Opinion of Counsel.  Pall shall have received from
                       ------------------
          Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C., counsel to Vitex, or any other counsel reasonably satisfactory to Pall, a legal opinion, dated as of such Closing Date, in substantially the form of Exhibit D hereto.

               (viii)  Secretary's Certificate.  Pall shall have received a
                       -----------------------
          certificate, dated such Closing Date, of the Secretary of Vitex attaching (i) a true and complete copy of the certificate of incorporation of Vitex as of such date, certified by the Secretary of State of Delaware, (ii) a true and complete copy of Vitex's By-Laws as of such date, (iii) true and complete copies of the certificate of incorporation and by-laws of each Subsidiary as of such date, (iv) certificates of good standing of the appropriate officials of the jurisdictions of incorporation of Vitex and each Subsidiary, New York and each other jurisdiction in which Vitex and each Subsidiary is qualified to do business as a foreign corporation, and (v) all resolutions of the Board authorizing or relating to the execution and delivery of the Agreements and the transactions contemplated thereby, the issuance of the Shares and the reservation for issuance of a sufficient number of Shares pursuant to paragraph 3(h) of this Agreement.

               (ix)    Approval of Proceedings.  All proceedings to be taken in
                       -----------------------
          connection with the transactions contemplated by the Agreements, and all documents incident thereto, shall be reasonably satisfactory in form and substance to Pall and its counsel, Carter, Ledyard & Milburn; and Pall shall have received copies of all documents or other evidence which it and such counsel may reasonably request in connection with such transactions and of all records of corporate proceedings in connection therewith in form and substance reasonably satisfactory to Pall and such counsel.

                                    -xxvii-

                                                                        Page
Section                                                                  No.
-------                                                                 ----

               (x)     Other Agreements.  The First Stockholders' Agreement, the
                       ----------------
          Second Stockholders' Agreement, the Joint Development Agreement, the Registration Rights Agreement and the Blood Center Amendment shall have been executed and delivered by all parties thereto other than Pall, and shall remain in full force and effect, and all parties to such agreements other than Pall shall be in substantial compliance with their obligations thereunder, provided that at the IPO Closing, the First Stockholders' Agreement shall terminate, and the Second Stockholders' Agreement shall commence in full force and effect.

               (xi)    Recent Financial Statements. Vitex shall have provided
                       ---------------------------
          Pall with its most recent interim or annual financial statements in accordance with paragraph 4(b) of this Agreement.

               (xii)   Antitrust Approvals.  The waiting period under the Hart-
                       -------------------
          Scott Act and other applicable antitrust regulations of any applicable jurisdictions shall have expired or been terminated, if necessary to permit such Closing to occur without its constituting a violation of the Hart-Scott Act, provided that (i) if this condition is not satisfied as of the time provided in Section 2 of this Agreement for any Closing, and (ii) Pall and Vitex are both in compliance with paragraph 5(e) of this Agreement, such Closing shall be adjourned until not later than the tenth business day after this condition shall have been satisfied.

               (xiii)  Director Designee.  Pursuant to the First Stockholders'
                       -----------------
          Agreement or the Second Stockholders' Agreement and paragraph 4(a) of this Agreement, Jeremy Hayward-Surry, or his successor as designated by Pall, shall be serving as a duly elected director of Vitex.

          (b)  Conditions to Vitex's Obligations.  The obligations of Vitex at
               ---------------------------------
     each Closing shall be subject to the performance by Pall of all of its obligations hereunder to be performed on or prior to the corresponding Closing Date, and to the satisfaction, prior thereto or concurrently therewith, or the waiver by Vitex, of each of the following conditions:

               (i)     No Legislation or Injunction. There shall have been
                       ----------------------------
          adopted no law or regulation, and there shall be no effective or pending injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction, prohibiting the transactions provided for in the Agreements or any of them from being consummated as therein provided.

                                    -xxviii-

                                                                        Page
Section                                                                  No.
-------                                                                 ----

               (ii)   Consents and Approvals.  All filings, consents, waivers,
                      ----------------------
          authorizations, licenses, permits, certificates and approvals of any Person required to have been made or obtained on or prior to such Closing Date in connection with the execution, delivery and performance of the Agreements, all of which are set forth on Schedule
                                                                       --------
          3(i) of the Disclosure Letter for such Closing, shall have been duly
          ----
          made or obtained and shall be in full force and effect on such Closing Date.

               (iii)  Officer's Certificate.  Pall shall have delivered to Vitex
                      ---------------------
          a certificate of the Chairman and Chief Executive Officer or the President of Pall, dated as of such Closing Date, certifying that (A) the representations and warranties of Pall contained in this Agreement and (with respect to the Initial Closing only) in the Joint Development Agreement are true as of such Closing Date as though such representations and warranties were made at and as of such date, and
          (B) Pall shall have performed and complied with in all material respects all agreements, covenants and conditions contained in the Agreements which are required to be performed or complied with by Pall prior to or on such Closing Date.

               (iv)   Antitrust Approvals.  The waiting period under the Hart-
                      -------------------
          Scott Act and other applicable antitrust regulations of any applicable jurisdictions shall have expired or been terminated, if necessary to permit such Closing to occur without its constituting a violation of the Hart-Scott Act, provided that (i) if this condition is not satisfied as of the time provided in Section 2 of this Agreement for any Closing, and (ii) Pall and Vitex are both in compliance with paragraph 5(e) of this Agreement, such Closing shall be adjourned until not later than the tenth business day after this condition shall have been satisfied.

               (v)    Secretary's Certificate.  Vitex shall have received a
                      -----------------------
          certificate, dated such Closing Date, of the Secretary of Pall attaching all resolutions of the Board of Directors of Pall and its Executive Committee authorizing or relating to the execution and delivery of the Agreements to which Pall is a party, and the transactions contemplated thereby.

               (vi)   Approval of Proceedings.  All proceedings to be taken in
                      -----------------------
          connection with the transactions contemplated by the Agreements, and all documents incident thereto, shall be reasonably satisfactory in form and substance to Vitex and its counsel, Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C.; and Vitex shall have received copies of all documents or other evidence which it and such counsel may reasonably request in connection with such transactions and of all records of

                                                                        Page
Section                                                                  No.
-------                                                                 ----

          corporate proceedings in connection therewith in form and substance reasonably satisfactory to Pall and such counsel.

               (vii)  Other Agreements.  The Joint Development Agreement shall
                      ----------------
          have been executed and delivered by Pall and shall remain in full force and effect, and Pall shall be in substantial compliance with its obligations thereunder.

     7.   Expenses.  Except as provided in Sections 5 and 8 of the Registration
          --------
Rights Agreement, Pall and Vitex shall each bear their respective out-of-pocket expenses incurred in connection with the transactions contemplated by the Agreements, including without limitation, the reasonable fees and disbursements of their respective counsel. Vitex shall pay all finders' or brokers' fees or similar payments incurred by it in connection with such transactions. Pall represents and warrants that it has not incurred any liability for, and is unaware of any claim for, any finders' or brokers' fees or similar payments in connection with the transactions contemplated hereby.

     8.   Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be made in writing by hand delivery or registered first class mail, postage prepaid, return receipt requested, or air courier guaranteeing overnight delivery to the following addresses:

If to Pall:

          Pall Corporation
          2200 Northern Boulevard
          East Hills, New York  11548
          Attention: Corporate Secretary

with a copy to:

          Carter, Ledyard & Milburn
          2 Wall Street
          New York, New York 10005-2072
          Attention: Robert A. McTamaney, Esq.

If to Vitex:

          V.I. Technologies, Inc.
          155 Duryea Road
          Melville, New York 11747
          Attention: President

                                                                            Page
Section                                                                      No.
-------                                                                     ----



with a copy to:

          Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C.
          One Riverfront Plaza
          Newark, New Jersey 07102-5497
          Attention:  Frank E. Lawatsch, Jr., Esq.

     All such notices and communications shall be deemed to have been duly given and received at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. Either party may change its address for notices by a notice to the other party given in accordance with this section.

     9.   Parties; Assignment.  This Agreement will inure to the benefit of and
          -------------------
be binding upon Pall, Vitex and their respective successors and permitted assigns. This Agreement is for the sole and exclusive benefit of Pall and Vitex and their respective successors and permitted assigns, and for the benefit of no other person, and no other person will have any legal or equitable right, remedy or claim under, or in respect of, this Agreement. The rights and obligations provided for in this Agreement may not be assigned or transferred in whole or in part by either party hereto without the prior consent in writing of the other party, provided that Pall can assign any or all of its rights and obligations hereunder to one or more of its wholly-owned subsidiaries. Except as provided in the Registration Rights Agreement, no purchaser or transferee of any of the Shares from Pall will be deemed a successor or assign of Pall entitled to any benefits of the Agreements, merely by reason of such purchase.

     10.  Survival of Provisions.  All warranties, representations and covenants
          ----------------------
made by Pall and Vitex in the Agreements or in any certificate or other instrument delivered by Pall or Vitex under the Agreements shall be considered to have been relied upon by Vitex or Pall, as the case may be, and shall survive all deliveries to Pall of the Shares, or payment to Vitex for such Shares, for a period of one year following each Closing with respect to the Shares sold at such Closing, regardless of any investigation made by Vitex or Pall, as the case may be, or on Vitex's or Pall's behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by Vitex or Pall, as the case may be, hereunder.

     11.  Amendment and Modification.  Neither this Agreement, nor any term or
          --------------------------
provision hereof, may be changed, waived, discharged, amended, modified or terminated in any manner other than by an instrument in writing signed by the party to be charged therewith.

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     12.  Further Assurances.  Pall and Vitex will perform any and all acts and
          ------------------
execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intent and purposes of this Agreement and to carry out its provisions. Each such party shall use its reasonable efforts to fulfill or obtain the fulfillment of the respective conditions to each Closing as promptly as practicable.

     13.  Waiver of Breach.  The failure of any party hereto to insist upon
          ----------------
strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

     14.  Remedies.  In addition to being entitled to exercise all rights
          --------
provided herein and any and all legal remedies in the event of a breach of this Agreement, including recovery of liquidated or other damages, Pall and Vitex each agree (i) that the other will be entitled to specific performance of its rights under this Agreement, (ii) that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement, and (iii) that it will waive the defense in any action for specific performance that a remedy at law would be adequate. In addition, if Vitex shall be in breach of its obligation to issue any Shares to Pall pursuant to this Agreement, Pall shall have the right to acquire from other stockholders of Vitex a number of shares of Common Stock less than or equal to the number of Shares that would have been issued to Pall but for such breach. Such shares as acquired by Pall shall be deemed to be Shares acquired pursuant to this Agreement at a Closing for purposes of paragraph 5(h) of this Agreement. Notwithstanding the foregoing, in no event shall the provisions of this Section 14 permit Pall to own at any time more shares of Common Stock than Pall would have been entitled to own pursuant to paragraph 5(h) of this Agreement if Vitex had not been in breach of this Agreement with respect to the sale of Shares to Pall.

     15.  Entire Agreement.  This Agreement (including the exhibits hereto) and
          ----------------
the Joint Development Agreement (including the exhibits thereto) constitute the entire agreement and understanding of the parties with respect to their entire subject matter, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied therein. Any and all prior discussions, negotiations, commitments and understandings relating to the subject matter of this Agreement and the Joint Development Agreement, including, without limitation, the Letter of Intent, are superseded hereby. There are no conditions precedent to the effectiveness of the Agreements other than as stated therein, and there are no related collateral agreements existing between the parties that are not referred to therein.

                                    -xxxii-
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Section                                                                      No.
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     16.  Severability.  In the event that any part or parts of this Agreement
          ------------
shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

     17.  Counterparts.  This Agreement may be executed in counterparts and each
          ------------
of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

     18.  Governing Law; Consent to Jurisdiction.  This Agreement will be deemed
          --------------------------------------
to have been made and delivered in the State of New York and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Pall and Vitex (a) agree that any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in the Supreme Court of the State of New York, County of Nassau, or in the United States District Court for the Southern District of New York, (b) waive any objection to the venue of any such suit, action or proceeding, and (c) irrevocably consent to the jurisdiction of the Supreme Court of the State of New York, County of Nassau, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Both parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in such courts and agree that service of process sent by registered mail, return receipt requested, to the other party at such party's then current address under Section 8 of this Agreement will be deemed in every respect effective service of process in any such suit, action or proceeding.

     IN WITNESS WHEREOF, Vitex and Pall have each caused this Agreement to be executed by its duly authorized officer, each as of the date first above written.


                                   V.I. TECHNOLOGIES, INC.



                        /s/ John Barr
                 By: -----------------------------------------------------
                                       Print Name:
                                       Title:



                                   PALL CORPORATION

                                   -xxxiii-
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Section                                                                      No.
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                      /s/ Jeremy Hayward-Surry
                 By: ---------------------------------------------------
                                       Print Name:
                                       Title:

                                    -xxxiv-

                                                                            Page
Section                                                                      No.
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                                                                       EXHIBIT A
                         FIRST STOCKHOLDERS' AGREEMENT

                                                                            Page
Section                                                                      No.
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                                                                       EXHIBIT B

                        SECOND STOCKHOLDERS' AGREEMENT

     THIS SECOND STOCKHOLDERS' AGREEMENT is made and entered into as of the 19th day of February, 1998, by and among the undersigned holders (the "Stockholders") of Common Stock, par value $0.01 per share ("Common Stock"), of V.I. Technologies, Inc., a Delaware corporation (the "Company"), and Pall Corporation, a New York corporation ("Pall").

     WHEREAS, the Stockholders currently hold of record an aggregate of 22,103,362 of the issued and outstanding shares of Common Stock; and

     WHEREAS, it is a condition to Pall's obligations under the Stock Purchase Agreement dated as of February 19, 1998, between Pall and the Company (the "Stock Purchase Agreement") that the Stockholders provide for the voting of their shares of Common Stock in accordance with the terms hereof after the "IPO Closing" (as defined in the Stock Purchase Agreement);

     NOW, THEREFORE, in order to satisfy such condition, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Stockholders and Pall agree as follows:

     1.   Representation on Board of Directors
          ------------------------------------

     1.1 Each Stockholder agrees that, effective as of the IPO Closing, and for so long thereafter as this Agreement remains in effect, it will vote all shares of voting stock of the Company held of record by it (and all other such shares the voting of which is within its sole control, or within the shared control of Stockholders only), and otherwise use all reasonable efforts, to elect and maintain in office as a director of the Company one person who is nominated by Pall from time to time and who is a Qualified Director. Such nomination shall be made by Pall in accordance with the terms of subsection 4(a)(i) of the Stock Purchase Agreement. For purposes of this Agreement, voting stock shall mean the Common Stock and any other class of equity securities of the Company the holders of which have the right to vote together with holders of Common Stock in the election of directors. A Qualified Director shall be a person (A) who is qualified to serve as a director of the Company under applicable law, (B) who has consented to serve as a director of the Company, (C) who has not been barred from serving as a director of an entity having securities registered under the Securities Exchange Act of 1934, (D) with respect to whom no disclosure would be required by Vitex in response to Item 401(f) of Regulation S-K of the Securities and Exchange Commission, and (E) whose service as a director of the Company (i) will not result in the delisting of, or inability to

                                                                            Page
Section                                                                      No.
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list, any class of the Company's equity securities on any national securities exchange or on the Nasdaq National or Small Cap Stock Market, or (ii) will not, in the good faith judgment of the Company's Board of Directors, result in the loss or material limitation of, or refusal to grant, any license, permit or approval that is material to the Company's business.

     Pall has initially nominated Jeremy Hayward-Surry to serve as a director of the Company, and the Stockholders acknowledge that, as of the date of this Agreement, to the best of their knowledge, he is a Qualified Director.

     1.2 At such time as the Joint Development, Marketing and Distribution Agreement between Pall and Vitex is no longer in effect, Pall shall lose its right to nominate a person to serve as a director of the Company and this Agreement shall terminate. In addition, this Agreement shall terminate immediately if Pall shall purchase securities of the Company in violation of paragraph 5(i) of the Stock Purchase Agreement, or shall commence a tender offer for equity securities of the Company unless such tender offer either (A) has the prior approval of the Company's Board of Directors, or (B) is permitted by paragraph 5(i) of the Stock Purchase Agreement.

     1.3 In the event that any member of the Company's Board of Directors nominated by Pall pursuant to Section 1.1 resigns or otherwise ceases to be a member of the Board of Directors for any reason, or in the event that Pall shall nominate a person who is a Qualified Director to succeed its nominee on the Board of Directors, the Stockholders shall use their reasonable best efforts to nominate and elect a successor director in accordance with Pall's rights of nomination as provided in Section 1.1 of this Agreement (unless the Board of Directors shall have promptly elected such successor).

     1.4 As long as this Agreement remains in effect, the Stockholders shall not take any action to remove from office any director nominated pursuant to
Section 1.1 unless such director shall not be a Qualified Director or unless Pall shall nominate a successor as provided in Section 1.3.

     2.   Miscellaneous
          -------------

     2.1 This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, assigns, transferees and successors in interest of the parties hereto. Any person who becomes a record holder of voting stock of the Company after the date hereof may become a party to this Agreement by executing a counterpart hereof and upon such execution shall, without further action on the part of the Stockholders, be deemed a "Stockholder" for all purposes of this Agreement.

     2.2 This Agreement shall be governed by and construed in accordance with the laws of

                                                                            Page
Section                                                                      No.
-------                                                                     ----

the State of Delaware.

     2.3 This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have each executed this Agreement as of the date first above written.

                                            STOCKHOLDERS:


PALL CORPORATION                            CB CAPITAL INVESTORS, L.P.
                                            By: CB Capital Partners, Inc.,
                                                its general partner

By: /s/ J. Hayward-Surry                    By: /s/ Damion E. Wicker
   ------------------------                    ----------------------------
     Print Name: J. Hayward-Surry                 Print Name:
     Title: President                             Title:


                                            NEW YORK BLOOD CENTER, INC.


/s/ John Barr                               By: /s/ Robert Jones
---------------------------                    ----------------------------
     John Barr                                    Print Name:
                                                  Title:


/s/ Bernard Horowitz                        AMPERSAND SPECIALTY MATERIALS
---------------------------                 AND CHEMICALS II LIMITED PARTNERSHIP
    Bernard Horowitz
                                            By: ASMC Management Company
                                                  Limited Partnership

                                            By: ASMC-II MCLP LLP,
                                                  its General Partner

                                                                            Page
Section                                                                      No.
-------                                                                     ----


                 By: /s/ Richard A. Charpie
                    ------------------------------------------------------------
                                        Print Name: Richard A. Charpie
                                        Title: Managing General Partner



                                          AMPERSAND SPECIALTY MATERIALS AND
                                           CHEMICALS III LIMITED PARTNERSHIP

                                          By: ASMC III Management Company
                                                Limited Partnership

                                          By: ASMC-III MCLP LLP,
                                                its General Partner


                 By: /s/ Richard A. Charpie
                    ------------------------------------------------------------
                                        Print Name: Richard A. Charpie
                                        Title: Managing General Partner


                                          LABORATORY PARTNERS I
                                            LIMITED PARTNERSHIP

                                          By: Ampersand Lab Partners Management
                                                Company Limited Partnership

                                          By: Ampersand Lab Partners MCLP LLP,
                                                its General Partner


                 By: /s/ Richard A. Charpie
                    ------------------------------------------------------------
                                        Print Name: Richard A. Charpie
                                        Title: Managing General Partner

                                                                            Page
Section                                                                      No.
-------                                                                     ----

                                          AMPERSAND SPECIALTY MATERIALS AND
                                           CHEMICALS III COMPANION FUND
                                           LIMITED PARTNERSHIP
                                          By: ASMC III Management Company
                                                Limited Partnership

                                          By: ASMC-III MCLP LLP,
                                                its General Partner


                 By: /s/ Richard A. Charpie
                    ------------------------------------------------------------
                                        Print Name: Richard A. Charpie
                                        Title: Managing General Partner

                                          LABORATORY PARTNERS COMPANION
                                           FUND LIMITED PARTNERSHIP

                                          By: Ampersand Lab Partners Management
                                                Company Limited Partnership

                                          By: Ampersand Lab Partners MCLP LLP,
                                                its General Partner


                 By: /s/ Richard A. Charpie
                    ------------------------------------------------------------
                                        Print Name: Richard A. Charpie
                                        Title: Managing General Partner

                                                                            Page
Section                                                                      No.
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                                                                       EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT

                                      D-i

               [See Exhibit 10.17 to the Registration Statement]